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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of Earliest Event Reported) - May 17, 1999


                                 ---------------


                                 OMNICARE, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                     1-8269                  31-1001351
----------------------------    ----------------------    ---------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
     of Incorporation)                                     Identification No.)

      100 East RiverCenter Boulevard, Suite 1600
                 Covington, Kentucky                             41011
-------------------------------------------------------    --------------------
       (Address of principal executive offices)                (Zip Code)

                                 (606) 392-3300
-------------------------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 ---------------

                                 Not applicable
             (Former name or address, if changed since last report)



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Item 5.  Other Events.

     On May 17, 1999, the Board of Directors of Omnicare, Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $1.00 per share (the "Common Shares"), of the Company. The dividend is payable on June 2, 1999 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one ten-thousandth of a share of Series A Junior Participating Preferred Stock of the Company, without par value (the "Preferred Shares"), at a price of $135.00 per one ten-thousandth of a Preferred Share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement between the Company and First Chicago Trust Company of New York, as Rights Agent.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Not applicable
     (b)  Not applicable

               4.1 Rights Agreement, dated as of May 17, 1999, by and between Omnicare, Inc. and First Chicago Trust Company of New York, as Rights Agent. The Rights Agreement includes the Form of Certificate of Designations of Series A Junior Participating Preferred Stock as Exhibit A, the form of Rights Certificate as Exhibit B and the Summary of Rights as Exhibit C.

               99.1 Press Release, dated May 17, 1999, announcing the adoption of the Rights Agreement.


                                       2



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


                              OMNICARE, INC.


                              By: /s/ Cheryl D. Hodges
                                  ------------------------------------
                                  Cheryl D. Hodges
                                  Senior Vice President


Dated: May 18, 1999


                                       3



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                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------
    4.1          Rights Agreement, dated  as of May 17, 1999 by and between
                 Omnicare Inc. and First Chicago Trust Company of New
                 York, as Rights Agent. The Rights Agreement includes the
                 Form of Certificate of Designations of Series A Junior
                 Participating Preferred Stock as Exhibit A, the form of
                 Rights Certificate as Exhibit B and the Summary of Rights as
                 Exhibit C.

   99.1 Press Release, dated May 17, 1999, announcing the adoption of the Rights Agreement.




                                       4

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